                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL PEOPLE BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC., a Hawaii corporation, and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint ROBERT F. CLARKE, ROBERT F. MOUGEOT, CONSTANCE H. LAU, DAVID J. REBER and GREGORY R. KIM, all of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to enable Hawaiian Electric Industries, Inc. to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the following:

    (i) The registration under said Act of up to $300,000,000 aggregate principal amount of Medium-Term Notes, Series C, which amount shall include
  (a) $6,000,000 aggregate principal amount of Medium-Term Notes registered but not yet sold pursuant to Registration Statement No. 33-58820, and (b) $200,000,000 aggregate principal amount/offering price of securities registered but not yet sold pursuant to Registration Statement Nos. 333-18809-01, 333-18809-02, 333-18809-03 and 333-18809-04, in each case carried forward to said registration pursuant to Rule 429 under the Securities Act, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to any and all amendments (including pre- and post-effective amendments) and supplements to such registration statement on Form S-3 and to any instruments or documents filed as a part of or in connection with said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof; and

    (ii) Registration Statement No. 33-58820, and Registration Statement Nos. 333-18809, 333-18809-01, 333-18809-02, 333-18809-03 and 333-18809-04, as
  referred to in clause (i) above, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to any and all post-effective amendments and supplements to said registration statements (including specifically and without limiting the generality of the foregoing, any amendment or amendments changing the amount of medium-term notes for which registration is being sought) and to any instruments or documents filed as part of or in connection with said registration statements or amendments or supplements thereto and/or which operate pursuant to Rule 429 under the Securities Act to amend said registration statements or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, Hawaiian Electric Industries, Inc. has caused this Power of Attorney to be executed in its name by its President and its Financial Vice President and attested by its Assistant Secretary, and the undersigned officers and directors of Hawaiian Electric Industries, Inc. have hereunto set their hands, as of the 19th day of January, 1999. This Power of Attorney may be executed in any number of counterparts by the corporation and by any one or more of the officers and directors named below.

ATTEST:                                   HAWAIIAN ELECTRIC INDUSTRIES, INC.


       /s/ Molly M. Egged                         /s/ Robert F. Clarke
-------------------------------------     By: _________________________________
           Molly M. Egged                             Robert F. Clarke
         Assistant Secretary                     Chairman of the Board and
                                                         President
                                                 (Chief Executive Officer)

                                                 /s/ Robert F. Mougeot
                                          By: _________________________________
                                                     Robert F. Mougeot
                                                  Financial Vice President
                                                and Chief Financial Officer
                                               (Principal Financial Officer)

         /s/ Robert F. Clarke               Chairman of the Board, President and
___________________________________________  Director (Chief Executive Officer)
             Robert F. Clarke

         /s/ Robert F. Mougeot              Financial Vice President and Chief
___________________________________________  Financial Officer (Principal Financial
             Robert F. Mougeot               Officer)

         /s/ Curtis Y. Harada               Controller (Principal Accounting Officer)
___________________________________________
             Curtis Y. Harada

          /s/ Don E. Carroll                Director
___________________________________________
              Don E. Carroll

         /s/ Richard Henderson              Director
___________________________________________
             Richard Henderson

                                            Director
___________________________________________
               Victor Hao Li

          /s/ T. Michael May                Director
___________________________________________
              T. Michael May

           /s/ Bill D. Mills                Director
___________________________________________
               Bill D. Mills


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

         /s/ A. Maurice Myers               Director
___________________________________________
             A. Maurice Myers

          /s/ Diane J. Plotts               Director
___________________________________________
              Diane J. Plotts

          /s/ James K. Scott                Director
___________________________________________
              James K. Scott

         /s/ Oswald K. Stender              Director
___________________________________________
             Oswald K. Stender

         /s/ Kelvin H. Taketa               Director
___________________________________________
             Kelvin H. Taketa

        /s/ Jeffrey N. Watanabe             Director
___________________________________________
            Jeffrey N. Watanabe

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